Business (Notes)	5 Months Ended
Dec. 31, 2013
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Business
BUSINESS

On December 12, 2013, the Securities and Exchange Commission declared effective a registration statement with respect to the initial public offering of our common shares (the “IPO”). On December 18, 2013, we closed the IPO of 36,000,000 common shares to the public at a price of $20.00 per share ($18.47 per share, net of underwriting discount and offering expenses) for net proceeds of $665.0 million (after underwriting discount and offering expenses of $55.0 million). The net proceeds from the IPO were used to repay intercompany indebtedness and payables, in the aggregate amount of $272.0 million and to distribute the remaining proceeds to Cheniere. We also granted the underwriters of our IPO a 30-day over-allotment option to purchase up to an additional 5.4 million common shares at the same public offering price. The underwriters did not exercise this option and their 30-day over-allotment option expired in January 2014.

At no time prior to the IPO did we have any operations or own any interest in Cheniere Partners. After the IPO and as of December 31, 2013, our sole purpose was to own Cheniere Partners units and we expected to have no significant assets or operations other than those related to our interest in Cheniere Partners.